Exhibit 99.1

For Immediate Release: July 30, 2015

Occidental Petroleum Announces 2nd Quarter 2015 Results

•	Q2 2015 core income of $165 million or $0.21 per diluted share
•	Q2 2015 total company year-over-year quarterly production grew 78,000 barrels of oil equivalent per day or 13 percent to 658,000 barrels of oil equivalent per day
•	Q2 2015 Permian Resources year-over-year quarterly oil production growth of 78 percent and total barrels of oil equivalent growth of 51 percent

HOUSTON – July 30, 2015 – Occidental Petroleum Corporation (NYSE: OXY) announced core income for the second quarter of 2015 of $165 million ($0.21 per diluted share), compared with $31 million ($0.04 per diluted share) for the first quarter of 2015 and $1.1 billion ($1.38 per diluted share) for the second quarter of 2014. The second quarter of 2015 had reported income of $176 million ($0.23 per diluted share), compared with a reported loss of $218 million ($0.28 per diluted share) for the first quarter of 2015 and reported income of $1.4 billion ($1.82 per diluted share) for the second quarter of 2014.

“We continue to focus on managing our business to be profitable in this current environment by improving margins and increasing production through improved well performance.” said Stephen I. Chazen, President and Chief Executive Officer. “Our second quarter production increased to 658,000 BOE per day from last year’s 580,000 BOE per day, an increase of 13 percent with 78 percent of the increase from oil. The increase was led by Permian Resources, which delivered a 51 percent increase to 109,000 BOE per day, of which oil production grew by 31,000 barrels a day. Operating costs in the U.S. were down to $13 per BOE from $14.50 in 2014. Our second quarter capital was about $250 million lower than the first quarter and over 25 percent lower than the same period last year. Higher production volumes, improved well performance in the Permian, and higher product prices resulted in an increase of about $400 million in operating cash flow before working capital compared to the first quarter. Capital investments continue to be profitable and provide operating cash flow in the current price environment.”

Operating cash flow before working capital changes for the first six months of 2015 was $2.6 billion. The six months working capital changes were $950 million. At December 31, 2014, accounts payable was $5.2 billion, and as of June 30, 2015, it decreased by $1.1 billion to $4.1 billion. This decrease was due to payments related to higher capital and operating spending accrued in the fourth quarter of 2014 but not paid until 2015. Total company capital expenditures for the first six months of 2015 were $3.2 billion. The Oil and Gas segment spent $2.7 billion, with Permian Resources representing 47 percent of the total expenditures, and the remaining $500 million was split between the Chemical and Midstream segments.

QUARTERLY RESULTS

Oil and Gas

Total oil and gas after-tax results were $108 million for the second quarter of 2015, compared to a loss of $22 million for the first quarter of 2015 and income of $941 million for the second quarter of 2014.

Domestic core after-tax results were a loss of $42 million for the second quarter of 2015, compared to a loss of $89 million for the first quarter of 2015 and income of $409 million for the second quarter of 2014. Compared to the first quarter of 2015, the current quarter domestic results mainly reflected higher crude oil prices as well as improvements in cash operating costs. Year-over-year, the current quarter domestic results reflected significantly lower realized prices for all products, especially crude oil, partially offset by higher crude oil volumes and lower DD&A rates.

International core after-tax earnings were $154 million for the second quarter of 2015, compared to $69 million for the first quarter of 2015 and $561 million for the second quarter of 2014. Compared to the first quarter of 2015, the current quarter international results reflected improved realized crude oil prices and higher sales volumes. Year-over-year, the current quarter international results primarily reflected lower crude oil realized prices, partially offset by higher sales volumes.

For the second quarter of 2015, total company average daily oil and gas production volumes increased by 78,000 barrels of oil equivalent (BOE) to 658,000 BOE from 580,000 BOE in the second quarter of 2014 for continuing operations. Domestic average daily production increased by 25,000 BOE to 333,000 BOE in the current quarter with the majority of the increase coming from oil production, which grew by 26,000 barrels to 205,000 barrels per day, with all of the increase attributable to Permian Resources. The increase in Permian Resources oil production was partially offset by lower oil and natural gas production in the Midcontinent and Other regions. International average daily production increased to 325,000 BOE in the second quarter of 2015 from 272,000 BOE in the second quarter of 2014. The increase in international production is mainly due to operational improvements and the commencement of production from the Al Hosn Gas Project.

On a sequential basis, total company average daily oil and gas production increased by 13,000 BOE. The current quarter domestic average daily production increased by 7,000 BOE compared to the first quarter of 2015. Permian Resources average daily production grew by 11,000 BOE, with 9,000 BOE of the increase coming from oil production growth that increased 15 percent compared to the first quarter of 2015. The increase in Permian Resources oil production was partially offset by lower oil and natural gas production in the Midcontinent and Other regions. The increase in international average daily production of 6,000 BOE compared to the first quarter of 2015 reflected improved production rates at Al Hosn and higher production from

Dolphin as operations recovered from the first quarter planned maintenance activities. These improvements in production were offset by the loss of Yemen production due to civil unrest and lower cost recovery on production-sharing contracts.

Total company average daily sales volumes were 657,000 BOE in the second quarter of 2015 compared to 637,000 BOE for the first quarter of 2015 and 579,000 BOE in the second quarter of 2014.

Worldwide commodity prices for the second quarter of 2015 improved from the first quarter of 2015, but were still significantly lower than the second quarter of 2014. The average quarterly WTI and Brent marker prices increased to $57.94 per barrel and $63.50 per barrel, respectively, in the second quarter of 2015, compared to $48.63 per barrel and $55.17 per barrel, respectively, for the first quarter of 2015, but decreased from $102.99 per barrel and $109.77 per barrel for the second quarter of 2014. Worldwide realized crude oil prices improved by 12 percent to $54.55 per barrel for the second quarter of 2015, compared with $48.50 per barrel for the first quarter of 2015, and decreased by 45 percent compared with $99.30 per barrel in the second quarter of 2014. Although worldwide NGL prices increased slightly to $18.06 per barrel in the second quarter of 2015, compared with $17.96 per barrel in the first quarter of 2015, as a percentage of WTI, the realization decreased 16 percent. The second quarter 2015 NGL prices decreased by 56 percent, compared with $40.98 per barrel in the second quarter of 2014. Domestic natural gas prices decreased 16 percent in the second quarter of 2015 to $2.09 per MCF, compared with $2.49 per MCF in the first quarter of 2015, and fell by 50 percent compared with $4.15 per MCF in the second quarter of 2014.

Chemical

Chemical pre-tax core earnings for the second quarter of 2015 were $136 million, compared to $139 million in the first quarter of 2015 and $133 million in the second quarter of 2014.

Midstream and Marketing

Midstream pre-tax core earnings for the second quarter of 2015 were $84 million, compared to a loss of $5 million for the first quarter of 2015 and income of $130 million for the second quarter of 2014. The increase in earnings compared to the first quarter of 2015 reflected improved marketing margins due to the widening of WTI and LLS differentials, and higher pipeline income from both domestic and foreign pipelines. Compared to the second quarter of 2014, the current quarter reflected lower gas plant results due to the decline in NGL prices, reduced pipeline income as a result of lower Dolphin Pipeline gas sales, and lower power generation income due to extended planned outages.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East region and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities in support of Occidental’s businesses. The company’s wholly owned subsidiary OxyChem manufactures and markets chlor-alkali products and vinyls.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; reorganization or restructuring of Occidental’s operations; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2014 Form 10-K. Occidental posts or provides links to important information on its website at www.oxy.com.

Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Christopher M. Degner
212-603-8111
christopher_degner@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Q2 2015 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment income before tax allocations
• Core income
• Non-core adjustments
• Reported income

3	Segment income after tax allocations
• Core income
• Non-core adjustments
• Reported income

4	Detail of non-core adjustments
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Income Statement

6	Condensed Balance Sheets
• 2014
• 2015
• Financial measures (Debt/Cap, ROE & ROCE) - including GAAP reconciliations

7	Condensed Statement of Cash Flows - including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily production
• MBOE/D
• By Commodity

9	Sales
• MBOE/D volumes
• Realized prices and related marker prices

10	Oil and Gas $/BOE Costs

11	Segment Core Income Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

Occidental Petroleum Corporation Summary Highlights

	2014					2015
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Core ($ millions)	$1,095	$1,082	$1,046	$560	$3,783	$31	$165			$196
Core EPS - Diluted ($/share)	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21			$0.25
Effective tax rate	41%	41%	41%	39%	41%	75%	65%			67%

Reported ($ millions)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176			$(42)
Reported EPS - Diluted ($/share)	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)
Effective tax rate	41%	41%	41%	15%	109%	8%	64%			113%

Average Shares Outstanding
Basic (millions)	791.3	782.6	777.4	773.1	781.1	769.6	766.4			768.0
Diluted (millions)	791.7	782.9	777.7	773.4	781.1	769.6	766.6			768.0

Production
Total US (MBOE/D)	302	308	315	321	312	326	333			330
US oil (MBBL/D)	173	179	182	189	181	198	205			201
Worldwide (MBOE/D)	573	580	595	616	591	645	658			652
Worldwide sales (MBOE/D)	562	579	590	635	592	637	657			647

Realizations
Worldwide oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55			$51.60
Worldwide NGL ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06			$18.01
Domestic gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09			$2.29

Cash Flows ($ millions)
Operating before working capital	$2,294	$2,070	$2,341	$1,374	$8,079	$1,121	$1,517			$2,638
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)			(954)
Other, net	-	-	-	-	-	-	(307)			(307)
Operating - continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811			$1,377
Capital expenditures	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)			$(3,223)

	2014					2015
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Core ($ millions)	$1,095	$2,177	$3,223	$3,783		$31	$196
Core EPS - Diluted ($/share)	$1.38	$2.76	$4.10	$4.83		$0.04	$0.25
Effective tax rate	41%	41%	41%	41%		75%	67%

Reported ($ millions)	$1,390	$2,821	$4,029	$616		$(218)	$(42)
Reported EPS - Diluted ($/share)	$1.75	$3.58	$5.13	$0.79		$(0.28)	$(0.05)
Effective tax rate	41%	41%	41%	109%		8%	113%

Average Shares Outstanding
Basic (millions)	791.3	786.9	783.7	781.1		769.6	768.0
Diluted (millions)	791.7	787.2	784.1	781.1		769.6	768.0

Production
Total US (MBOE/D)	302	305	308	312		326	330
US oil (MBBL/D)	173	175	178	181		198	201
Worldwide (MBOE/D)	573	576	582	591		645	652
Worldwide sales (MBOE/D)	562	571	577	592		637	647

Realizations
Worldwide oil ($/BBL)	$98.14	$98.73	$97.20	$90.13		$48.50	$51.60
Worldwide NGL ($/BBL)	$41.70	$41.34	$40.27	$37.01		$17.96	$18.01
Domestic gas ($/MCF)	$4.39	$4.28	$4.10	$3.97		$2.49	$2.29

Cash Flows ($ millions)
Operating before working capital	$2,294	$4,364	$6,705	$8,079		$1,121	$2,638
Working capital changes	(252)	(48)	(315)	792		(555)	(954)
Other, net	—	—	—	—		—	(307)
Operating - continuing operations	$2,042	$4,316	$6,390	$8,871		$566	$1,377
Capital expenditures	$(1,732)	$(3,733)	$(5,736)	$(8,720)		$(1,735)	$(3,223)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

Schedule 1

	Occidental Petroleum Corporation Segment Income Before Tax Allocations

	(Amounts in millions, except per share and effective tax rate amounts)

	2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$642	$486	$80	$1,854	$(236)	$(67)			$(303)
Foreign	1,092	1,096	1,103	710	4,001	295	395			690
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)			(6)
	1,719	1,703	1,571	736	5,729	57	324			381
Chemical	136	133	140	160	569	139	136			275
Midstream and marketing	96	130	155	168	549	(5)	84			79
Segment Earnings	1,951	1,966	1,866	1,064	6,847	191	544			735
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)			(35)
Other	(68)	(107)	(83)	(123)	(381)	(39)	(61)			(100)
Pre-tax income	1,863	1,841	1,768	923	6,395	124	476			600
Taxes
Federal and state	(215)	(228)	(178)	(82)	(703)	14	59			73
Foreign	(553)	(531)	(544)	(281)	(1,909)	(107)	(370)			(477)
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165			$196

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21			$0.25
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21			$0.25

Effective tax rate	41%	41%	41%	39%	41%	75%	65%			67%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$64	$(3)	$(4,296)	$(4,235)	$(277)	$32			$(245)
Foreign	-	-	-	(1,066)	(1,066)	(46)	(1)			(47)
Exploration	-	-	-	-	-	-	-			-
	-	64	(3)	(5,362)	(5,301)	(323)	31			(292)
Chemical	-	-	-	(149)	(149)	-	-			-
Midstream and marketing	66	78	(50)	1,921	2,015	(10)	3			(7)
Segment Earnings	66	142	(53)	(3,590)	(3,435)	(333)	34			(299)
Corporate
Interest	-	-	-	-	-	-	-			-
Other	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)			(31)
Pre-tax income	66	126	(74)	(4,972)	(4,854)	(358)	28			(330)
Taxes
Federal and state	(26)	(50)	23	913	860	111	(12)			99
Foreign	-	-	-	67	67	1	(1)			-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15			(231)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11			$(238)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$646	$706	$483	$(4,216)	$(2,381)	$(513)	$(35)			$(548)
Foreign	1,092	1,096	1,103	(356)	2,935	249	394			643
Exploration	(19)	(35)	(18)	(54)	(126)	(2)	(4)			(6)
	1,719	1,767	1,568	(4,626)	428	(266)	355			89
Chemical	136	133	140	11	420	139	136			275
Midstream and marketing	162	208	105	2,089	2,564	(15)	87			72
Segment Earnings	2,017	2,108	1,813	(2,526)	3,412	(142)	578			436
Corporate
Interest	(20)	(18)	(15)	(18)	(71)	(28)	(7)			(35)
Other	(68)	(123)	(104)	(1,505)	(1,800)	(64)	(67)			(131)
Pre-tax income	1,929	1,967	1,694	(4,049)	1,541	(234)	504			270
Taxes
Federal and state	(241)	(278)	(155)	831	157	125	47			172
Foreign	(553)	(531)	(544)	(214)	(1,842)	(106)	(371)			(477)
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180			(35)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176			$(42)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)

Effective tax rate	41%	41%	41%	15%	109%	8%	64%			113%

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts.

Schedule 2

Occidental Petroleum Corporation Segment Income After Tax Allocations
(Amounts in millions, except per share amounts)

	2014					2015
Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$409	$310	$59	$1,190	$(89)	$42			$131
Foreign	587	561	605	304	2,057	69	154			223
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)			(6)
	994	941	900	317	3,152	(22)	108			86
Chemical	86	84	89	98	357	88	86			174
Midstream and marketing	71	103	118	125	417	4	66			70
Segment Earnings	1,151	1,128	1,107	540	3,926	70	260			330
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)			(35)
Other	(68)	(107)	(83)	(124)	(382)	(39)	(61)			(100)
Taxes	32	79	37	161	309	28	(27)			1
Net Income	$1,095	$1,082	$1,046	$560	$3,783	$31	$165			$196

Core earnings per share
Basic	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21			$0.25
Diluted	$1.38	$1.38	$1.34	$0.72	$4.83	$0.04	$0.21			$0.25

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$-	$41	$(2)	$(2,751)	$(2,712)	$(177)	$20			$(157)
Foreign	-	-	-	(1,055)	(1,055)	(46)	(1)			(47)
Exploration	-	-	-	-	-	-	-			-
	-	41	(2)	(3,806)	(3,767)	(223)	19			(204)
Chemical	-	-	-	(94)	(94)	-	-			-
Midstream and marketing	40	47	(30)	1,225	1,282	(4)	1			(2)
Segment Earnings	40	88	(32)	(2,675)	(2,579)	(227)	21			(206)
Corporate
Interest	-	-	-	-	-	-	-			-
Other	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)			(25)
Taxes	-	-	-	(56)	(56)	-	-			-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15			(231)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Net Income (loss)	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11			$(238)

Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$412	$450	$308	$(2,692)	$(1,522)	$(266)	$(22)			$(288)
Foreign	587	561	605	(751)	1,002	23	153			176
Exploration	(5)	(29)	(15)	(46)	(95)	(2)	(4)			(6)
	994	982	898	(3,489)	(615)	(245)	127			(118)
Chemical	86	84	89	4	263	88	86			174
Midstream and marketing	111	150	88	1,350	1,699	-	68			68
Segment Earnings	1,191	1,216	1,075	(2,135)	1,347	(157)	281			124
Corporate
Interest	(20)	(18)	(15)	(17)	(70)	(28)	(7)			(35)
Other	(68)	(119)	(102)	(1,385)	(1,674)	(58)	(67)			(125)
Taxes	32	79	37	105	253	28	(27)			1
Income From Continuing Operations	1,135	1,158	995	(3,432)	(144)	(215)	180			(35)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Net Income (loss) (a)	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176			$(42)

Reported earnings per share
Basic	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)
Diluted	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)

(a) Represents amounts attributable to common stock after deducting noncontrolling interest amounts.

Schedule 3

Occidental Petroleum Corporation Non-core Adjustments Detail (Amounts in millions)

	2014					2015
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Hugoton sale gain	$-	$535	$(3)	$(1)	$531	$-	$(1)			$(1)
Other asset sale gains(losses)	-	-	-	-	-	(13)	19			6
Asset impairments and related items	-	(471)	-	(4,295)	(4,766)	(264)	14			(250)
	-	64	(3)	(4,296)	(4,235)	(277)	32			(245)
Foreign
Asset impairments and related items	-	-	-	(1,066)	(1,066)	(46)	(1)			(47)
Total Oil and Gas	-	64	(3)	(5,362)	(5,301)	(323)	31			(292)

Chemical
Asset impairments	-	-	-	(149)	(149)	-	-			-
Total Chemical	-	-	-	(149)	(149)	-	-			-

Midstream and marketing
BridgeTex Pipeline sale gain	-	-	-	633	633	-	-			-
Plains Pipeline sale gain	-	-	-	1,351	1,351	-	-			-
Asset impairments and related items	66	78	(50)	(63)	31	(10)	3			(7)
Total Midstream	66	78	(50)	1,921	2,015	(10)	3			(7)

Corporate
Asset Sales	-	-	-	-	-	(11)	-			(11)
Other than temporary loss on available for sale investment	-	-	-	(553)	(553)	-	-			-
Joslyn impairment	-	-	-	(805)	(805)	-	-			-
Spin-off costs and related items	-	(16)	(21)	(24)	(61)	(14)	(6)			(20)
Total Corporate	-	(16)	(21)	(1,382)	(1,419)	(25)	(6)			(31)

Taxes	(26)	(50)	23	980	927	112	(13)			99
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15			(231)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11			$(238)

	2014					2015
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Hugoton sale gain	$-	$341	$(2)	$(1)	$338	$-	$(1)			$(1)
Other asset sale gains(losses)	-	-	-	-	-	(8)	12			4
Asset impairments and related items	-	(300)	-	(2,750)	(3,050)	(169)	9			(160)
	-	41	(2)	(2,751)	(2,712)	(177)	20			(157)
Foreign
Asset impairments and related items	-	-	-	(1,055)	(1,055)	(46)	(1)			(47)
Total Oil and Gas	-	41	(2)	(3,806)	(3,767)	(223)	19			(204)

Chemical
Asset impairments	-	-	-	(94)	(94)	-	-			-
Total Chemical	-	-	-	(94)	(94)	-	-			-

Midstream and marketing
BridgeTex Pipeline sale gain	-	-	-	403	403	-	-			-
Plains Pipeline sale gain	-	-	-	861	861	-	-			-
Asset impairments and related items	40	47	(30)	(39)	18	(4)	2			(2)
Total Midstream	40	47	(30)	1,225	1,282	(4)	2			(2)

Corporate
Asset Sales	-	-	-	-	-	(7)	-			(7)
Other than temporary loss on available for sale investment	-	-	-	(553)	(553)	-	-			-
Joslyn impairment	-	-	-	(687)	(687)	-	-			-
Spin-off costs and related items	-	(12)	(19)	(21)	(52)	(12)	(6)			(18)
Total Corporate	-	(12)	(19)	(1,261)	(1,292)	(19)	(6)			(25)

Taxes	-	-	-	(56)	(56)	-	-			-
Income From Continuing Operations	40	76	(51)	(3,992)	(3,927)	(246)	15			(231)
Discontinued Operations	255	273	213	19	760	(3)	(4)			(7)
Totals	$295	$349	$162	$(3,973)	$(3,167)	$(249)	$11			$(238)

Schedule 4

Occidental Petroleum Corporation Consolidated Condensed Statements of Operations (Amounts in millions, except per-share amounts)

	2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil and gas	$3,602	$3,703	$3,586	$2,996	$13,887	$2,009	$2,342			$4,351
Chemical	1,220	1,242	1,232	1,123	4,817	1,000	1,030			2,030
Midstream, marketing and other	340	440	261	332	1,373	197	294			491
Eliminations	(194)	(252)	(175)	(144)	(765)	(117)	(197)			(314)
	4,968	5,133	4,904	4,307	19,312	3,089	3,469			6,558
Interest, dividends and other income	30	47	31	22	130	31	26			57
Gain (loss) on sale of assets and equity investments, net	-	525	(5)	1,985	2,505	(24)	19			(5)
	4,998	5,705	4,930	6,314	21,947	3,096	3,514			6,610

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,643	1,691	1,736	1,733	6,803	1,557	1,480			3,037
Depreciation, depletion and amortization	977	1,024	1,056	1,204	4,261	1,029	1,116			2,145
Selling, general and administrative and other operating expenses	317	429	355	402	1,503	311	347			658
Asset impairments and related items	-	471	-	6,908	7,379	324	-			324
Taxes other than on income	151	144	135	120	550	107	107			214
Exploration expense	24	39	28	59	150	8	10			18
Interest and debt expense, net	22	20	16	19	77	30	8			38
	3,134	3,818	3,326	10,445	20,723	3,366	3,068			6,434
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	1,864	1,887	1,604	(4,131)	1,224	(270)	446			176
Benefit from (provision for) domestic and foreign income taxes	(794)	(809)	(699)	617	(1,685)	19	(324)			(305)
Income from equity investments	67	83	93	88	331	36	58			94
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,137	1,161	998	(3,426)	(130)	(215)	180			(35)
Discontinued operations, net	255	273	213	19	760	(3)	(4)			(7)
NET INCOME (LOSS)	1,392	1,434	1,211	(3,407)	630	(218)	176			(42)
Less: Net income (loss) attributable to noncontrolling interest	(2)	(3)	(3)	(6)	(14)	-	-			-
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCK	$1,390	$1,431	$1,208	$(3,413)	$616	$(218)	$176			$(42)

EARNINGS PER SHARE (attributable to common stock)
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$1.43	$1.48	$1.28	$(4.44)	$(0.18)	$(0.28)	$0.23			$(0.01)
Discontinued operations, net	0.32	0.35	0.27	0.03	0.97	-	-			-
BASIC EARNINGS PER COMMON SHARE	$1.75	$1.83	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)

DILUTED EARNINGS PER COMMON SHARE	$1.75	$1.82	$1.55	$(4.41)	$0.79	$(0.28)	$0.23			$(0.05)

DIVIDENDS PER COMMON SHARE	$0.72	$0.72	$0.72	$0.72	$2.88	$0.72	$0.75			$1.47

AVERAGE COMMON SHARES OUTSTANDING
BASIC	791.3	782.6	777.4	773.1	781.1	769.6	766.4			768.0
DILUTED	791.7	782.9	777.7	773.4	781.1	769.6	766.6			768.0

Schedule 5

Occidental Petroleum Corporation Consolidated Condensed Balance Sheets (Amounts in millions)

	2014				2015
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$2,332	$2,391	$2,897	$3,789	$2,153	$2,756
Restricted cash	-	-	-	4,019	3,265	2,382
Trade receivables, net	5,233	5,826	4,960	4,206	3,068	3,973
Inventories	1,308	1,323	1,359	1,052	1,133	1,120
Other current assets	2,026	1,246	1,291	807	815	777
Total current assets	10,899	10,786	10,507	13,873	10,434	11,008
INVESTMENTS
Investments in unconsolidated entities	1,511	1,547	1,544	1,171	1,221	1,330
Available for sale investment	-	-	-	394	544	432
Total investments	1,511	1,547	1,544	1,565	1,765	1,762
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	89,790	92,135	94,771	74,515	75,979	77,375
Accumulated depreciation, depletion and amortization	(33,746)	(35,001)	(36,306)	(34,785)	(35,870)	(36,897)
	56,044	57,134	58,465	39,730	40,109	40,478
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	821	826	994	1,091	1,081	1,121
TOTAL ASSETS	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$1,599	$-	$700	$1,450
Accounts payable	5,423	6,097	5,511	5,229	3,867	4,145
Accrued liabilities	2,441	2,332	2,337	2,601	2,152	2,230
Domestic and foreign income taxes	326	440	74	414	196	-
Total current liabilities	8,190	8,869	9,521	8,244	6,915	7,825
LONG-TERM DEBT, NET	6,877	6,835	6,837	6,838	6,139	6,880
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	7,398	7,313	7,634	3,015	2,947	3,153
Other	3,441	3,464	3,433	3,203	3,224	3,209
	10,839	10,777	11,067	6,218	6,171	6,362
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	178	178
Treasury stock	(7,079)	(7,681)	(8,146)	(8,528)	(8,734)	(9,107)
Additional paid-in capital	7,543	7,564	7,570	7,599	7,632	7,651
Retained earnings	42,652	43,519	44,166	36,067	35,294	34,896
Accumulated other comprehensive loss	(296)	(291)	(289)	(357)	(206)	(316)
Non-controlling interest	371	523	606	-	-	-
Total equity	43,369	43,812	44,085	34,959	34,164	33,302
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$69,275	$70,293	$71,510	$56,259	$53,389	$54,369

Financial Measures
Long-term Debt to Capitalization Ratio	14%	13%	13%	16%	15%	17%
Return on Equity (ROE)*	13%	13%	12%	2%	-3%	0%
Return on Capital Employed (ROCE)*	11%	11%	11%	1%	-2%	0%
* Non yearend periods are annualized

Reconciliation of non-GAAP disclosures to GAAP	MAR	JUN	SEP	DEC	MAR	JUN
ROCE

GAAP measure - net income attributable to common stock	1,390	2,821	4,029	616	(218)	(42)
Interest expense	20	38	53	71	28	35
Tax effect of interest expense	(7)	(13)	(19)	(25)	(10)	(12)
Earnings before tax-effected interest expense	1,403	2,846	4,063	662	(200)	(19)

	MAR	JUN	SEP	DEC	MAR	JUN
Stockholders’ equity	43,369	43,812	44,085	34,959	34,164	33,302
Debt (current maturities and long-term)	6,877	6,835	8,436	6,838	6,839	8,330
Total capital employed	50,246	50,647	52,521	41,797	41,003	41,632

Schedule 6

Occidental Petroleum Corporation Condensed Statements of Cash Flows and Details of Depreciation, Depletion and Amortization and Capital Expenditures (Amounts in millions)

	2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income (loss)	$1,392	$1,434	$1,211	$(3,407)	$630	$(218)	$176			$(42)
Depreciation, depletion and amortization (see detail below)	977	1,024	1,056	1,204	4,261	1,029	1,116			2,145
Deferred income tax provision	125	(182)	277	(1,398)	(1,178)	(63)	202			139
Asset impairments and other non-cash charges	(200)	(206)	(203)	4,975	4,366	373	23			396
Operating cash flow before working capital	2,294	2,070	2,341	1,374	8,079	1,121	1,517			2,638
Working capital changes	(252)	204	(267)	1,107	792	(555)	(399)			(954)
Other, net	-	-	-	-	-	-	(307)			(307)
Operating cash flow from continuing operations	2,042	2,274	2,074	2,481	8,871	566	811	-	-	1,377

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,732)	(2,001)	(2,003)	(2,984)	(8,720)	(1,735)	(1,488)			(3,223)
Payment for purchases of assets and businesses	(4)	(303)	(45)	(1,335)	(1,687)	(6)	(37)			(43)
Sales of assets and equity investments, net	-	1,371	16	2,790	4,177	20	38			58
Changes in capital accrual	-	-	-	542	542	(458)	(127)			(585)
Other investing activities	(35)	(70)	(17)	(63)	(185)	(27)	(69)			(96)
Investing cash flow from continuing operations	(1,771)	(1,003)	(2,049)	(1,050)	(5,873)	(2,206)	(1,683)			(3,889)

FINANCING CASH FLOW
Cash dividends paid	(514)	(570)	(565)	(561)	(2,210)	(557)	(556)			(1,113)
Purchases of treasury stock	(946)	(630)	(507)	(417)	(2,500)	(207)	(329)			(536)
Special cash distribution from California Resources	-	-	-	6,100	6,100	-	-			-
Proceeds from short-term borrowings	-	-	1,599	(1,599)	-	-	-			-
Proceeds from long-term debt	-	-	-	-	-	-	1,478			1,478
Other financing activities	(48)	(42)	9	13	(68)	19	5			24
Financing cash flow from continuing operations	(1,508)	(1,242)	536	3,536	1,322	(745)	598			(147)

Cash Flow From Discontinued Operations	176	30	(55)	(56)	95	(5)	(6)			(11)

Increase (decrease) in cash	(1,061)	59	506	4,911	4,415	(2,390)	(280)			(2,670)
Cash, cash equivalents and restricted cash - beg of period (a)	3,393	2,332	2,391	2,897	3,393	7,808	5,418			7,808
Cash, cash equivalents & restricted cash - end of period (a)	$2,332	$2,391	$2,897	$7,808	$7,808	$5,418	$5,138			$5,138

Depreciation, Depletion and Amortization
Oil & Gas	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States	$503	$519	$537	$555	$2,114	$502	$541			$1,043
Latin America	42	35	40	44	161	48	49			97
Middle East/North Africa	297	331	340	458	1,426	329	370			699
Chemical	89	93	91	94	367	92	92			184
Midstream and marketing	39	38	38	45	160	48	55			103
Corporate	7	8	10	8	33	10	9			19
	$977	$1,024	$1,056	$1,204	$4,261	$1,029	$1,116			$2,145

Capital Expenditures
Oil & Gas
Permian Resources	$(328)	$(401)	$(472)	$(715)	$(1,916)	$(729)	$(555)			$(1,284)
Permian EOR	(164)	(193)	(210)	(155)	(722)	(115)	(119)			(234)
Other domestic	(231)	(219)	(205)	(257)	(912)	(86)	(21)			(107)
Latin America	(67)	(74)	(69)	(100)	(310)	(47)	(45)			(92)
Middle East/North Africa	(454)	(554)	(527)	(614)	(2,149)	(476)	(449)			(925)
Exploration Drilling	(88)	(125)	(160)	(150)	(523)	(58)	(30)			(88)
Chemical	(41)	(71)	(61)	(141)	(314)	(40)	(57)			(97)
Midstream and marketing	(399)	(462)	(311)	(811)	(1,983)	(115)	(105)			(220)
Corporate	(23)	(30)	(21)	(27)	(101)	(9)	(9)			(18)
GAAP external reporting	(1,795)	(2,129)	(2,036)	(2,970)	(8,930)	(1,675)	(1,390)			(3,065)
Non-controlling interest contributions (b)	123	149	74	29	375	-	-			-
Cracker JV investment contributions	(60)	(21)	(41)	(43)	(165)	(60)	(98)			(158)
	$(1,732)	$(2,001)	$(2,003)	$(2,984)	$(8,720)	$(1,735)	$(1,488)			$(3,223)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$2,042	$2,274	$2,074	$2,481	$8,871	$566	$811			$1,377
Discontinued operations	655	593	564	385	2,197	(5)	(6)			(11)
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(1,894)	(1,152)	(2,123)	(1,075)	(6,244)	(2,206)	(1,683)			(3,889)
Discontinued operations	(479)	(563)	(619)	(565)	(2,226)	-	-			-
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(1,385)	(1,093)	610	(458)	(2,326)	9	1,481			1,490
Discontinued operations	-	-	-	124	124	-	-			-
Increase (decrease) in cash and cash equivalents	(1,061)	59	506	892	396	(1,636)	603			(1,033)
Cash and cash equivalents - beginning of period	3,393	2,332	2,391	2,897	3,393	3,789	2,153			3,789
Cash and cash equivalents - end of period	$2,332	$2,391	$2,897	$3,789	$3,789	$2,153	$2,756			$2,756

(a) Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing

(b) Disclosed as financing cash flows in GAAP cash flow statements

Schedule 7

Occidental Petroleum Corporation Oil & Gas Net Production Volumes Per Day by Geographical Locations

	2014					2015
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	67	72	77	84	75	98	109			104
Permian EOR	145	144	148	150	147	145	145			145
Midcontinent & Other	90	92	90	87	90	83	79			81
Total	302	308	315	321	312	326	333			330

Latin America	31	21	31	34	29	40	42			41

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18			13
Dolphin	34	38	38	40	38	39	42			41
Oman	73	76	75	80	76	89	87			88
Qatar	68	69	69	70	69	64	65			64
Other	65	68	67	71	67	78	71			75
Total	240	251	249	261	250	279	283			281

Continuing operations	573	580	595	616	591	645	658			652
Sold assets - Hugoton	18	6	-	-	6	-	-			-
Barrels of Oil Equivalent (MBOE)	591	586	595	616	597	645	658			652

NET PRODUCTION VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	37	40	43	51	43	62	71			67
Permian EOR	110	110	111	112	111	111	110			110
Midcontinent & Other	26	29	28	26	27	25	24			24
Total	173	179	182	189	181	198	205			201
NGLs (MBBL)
Permian Resources	11	12	13	13	12	14	15			15
Permian EOR	28	29	30	31	30	28	29			29
Midcontinent & Other	14	12	12	12	12	11	11			11
Total	53	53	55	56	54	53	55			55
Natural Gas (MMCF)
Permian Resources	115	120	121	122	120	130	136			132
Permian EOR	38	34	42	39	38	37	38			38
Midcontinent & Other	305	305	299	296	301	280	263			271
Total	458	459	462	457	459	447	437			441

Latin America
Oil (MBBL)	29	19	29	32	27	38	40			39
Natural Gas (MMCF)	12	12	12	10	11	12	10			11

Middle East / North Africa
Oil (MBBL)
Al Hosn	-	-	-	-	-	2	4			3
Dolphin	6	7	7	7	7	7	7			7
Oman	66	70	67	72	69	80	81			80
Qatar	68	69	69	70	69	64	65			64
Other	27	28	28	31	28	37	31			35
Total	167	174	171	180	173	190	188			189
NGLs (MBBL)
Al Hosn	-	-	-	-	-	2	4			3
Dolphin	6	7	7	8	7	7	8			8
Other	-	-	-	-	-	-	-			-
Total	6	7	7	8	7	9	12			11
Natural Gas (MMCF)
Al Hosn	-	-	-	-	-	30	60			44
Dolphin	131	144	146	152	143	150	160			155
Oman	40	40	45	49	43	56	38			47
Other	231	236	235	240	236	245	240			242
Total	402	420	426	441	422	481	498			488

Schedule 8

Occidental Petroleum Corporation Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

	2014					2015
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	302	308	315	321	312	326	333			330

Latin America	34	26	31	34	31	38	37			37

Middle East / North Africa
Al Hosn	-	-	-	-	-	9	18			13
Dolphin	34	38	38	39	38	40	42			41
Oman	72	77	76	78	76	89	87			88
Qatar	71	66	71	68	69	67	65			66
Other	49	64	59	95	66	68	75			72
Total	226	245	244	280	249	273	287			280

Continuing operations	562	579	590	635	592	637	657			647
Sold assets - Hugoton	18	6	-	-	6	-	-			-
Barrels of Oil Equivalent (MBOE)	580	585	590	635	598	637	657			647

REALIZED PRICES
United States
Oil ($/BBL)	$92.56	$93.70	$87.43	$66.46	$84.73	$43.66	$52.64			$48.25
NGLs ($/BBL)	$42.06	$42.17	$39.32	$27.67	$37.79	$17.32	$17.32			$17.32
Natural Gas ($/MCF)	$4.39	$4.15	$3.74	$3.56	$3.97	$2.49	$2.09			$2.29

Latin America
Oil (MBBL)	$98.53	$101.30	$92.16	$63.93	$88.00	$47.70	$55.19			$51.43
Natural Gas (MMCF)	$10.81	$10.99	$9.88	$3.19	$8.94	$4.53	$5.49			$4.98

Middle East / North Africa
Oil ($/BBL)	$104.65	$105.15	$102.19	$77.80	$96.34	$53.98	$56.48			$55.27
NGLs ($/BBL)	$38.43	$32.00	$29.70	$25.37	$30.98	$21.57	$21.38			$21.46

Total Worldwide
Oil ($/BBL)	$98.14	$99.30	$94.26	$71.58	$90.13	$48.50	$54.55			$51.60
NGLs ($/BBL)	$41.70	$40.98	$38.20	$27.39	$37.01	$17.96	$18.06			$18.01
Natural Gas ($/MCF)	$2.90	$2.68	$2.42	$2.21	$2.55	$1.66	$1.48			$1.57

Index Prices
WTI Oil ($/BBL)	$98.68	$102.99	$97.17	$73.15	$93.00	$48.63	$57.94			$53.29
Brent Oil ($/BBL)	$107.90	$109.77	$103.39	$76.98	$99.51	$55.17	$63.50			$59.33
NYMEX Natural Gas ($/MCF)	$4.66	$4.55	$4.17	$3.99	$4.34	$3.07	$2.73			$2.90

Percentage of Index Prices
Worldwide oil as a percentage of WTI	99%	96%	97%	98%	97%	100%	94%			97%
Worldwide oil as a percentage of Brent	91%	90%	91%	93%	91%	88%	86%			87%
Worldwide NGL as a percentage of WTI	42%	40%	39%	37%	40%	37%	31%			34%
Worldwide NGL as a percentage of Brent	39%	37%	37%	36%	37%	33%	28%			30%
Domestic gas as a percentage of NYMEX	94%	91%	90%	89%	91%	81%	77%			79%

Schedule 9

Occidental Petroleum Corporation Oil and Gas

	2014					2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$13.67	$14.63	$14.89	$14.94	$14.54	$14.46	$13.04			$13.74
Latin America	$15.28	$21.05	$15.84	$13.90	$16.25	$9.95	$11.99			$10.90
Middle East/North Africa	$11.55	$10.87	$11.30	$13.35	$11.83	$12.51	$11.03			$11.76
Total Oil and Gas	$12.94	$13.34	$13.45	$14.18	$13.50	$13.36	$12.10			$12.72

Taxes other than on income ($/BOE)
United States	$4.96	$4.76	$4.36	$3.86	$4.48	$3.14	$3.30			$3.20
Total Oil and Gas	$2.83	$2.66	$2.42	$1.96	$2.45	$1.63	$1.85			$1.74

DD&A expense ($/BOE)
United States	$17.46	$18.13	$18.63	$18.81	$18.26	$17.12	$17.82			$17.48
Latin America	$13.65	$14.73	$13.73	$14.22	$14.14	$14.05	$14.66			$14.27
Middle East/North Africa	$14.59	$14.91	$15.13	$17.73	$15.68	$13.41	$14.20			$13.81
Total Oil and Gas	$16.12	$16.64	$16.90	$18.09	$16.97	$15.35	$16.06			$15.71

G&A and other operating expenses ($/BOE)	$3.62	$4.23	$4.12	$3.68	$3.91	$3.58	$3.57			$3.59

Exploration Expense ($ millions)
United States	$10	$14	$11	$35	$70	$5	$6			$11
Latin America	-	-	-	4	4	-	-			-
Middle East/North Africa	14	25	17	20	76	3	4			7
	$24	$39	$28	$59	$150	$8	$10			$18

Schedule 10

Occidental Petroleum Corporation Segment Core Income Pre-tax Variance Roll-forwards (Amounts in millions)

	2014				2015
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income	$1,752	$1,719	$1,703	$1,571	$736	$57
Sales price	27	13	(182)	(845)	(934)	217
Sales volume	(146)	49	43	173	10	28
Operating expenses	66	(34)	(19)	(100)	101	30
DD&A rate	(30)	(10)	4	(14)	123	(5)
Exploration expense	1	(15)	11	(37)	52	(3)
All others	49	(19)	11	(12)	(31)	-
Current quarter core income	$1,719	$1,703	$1,571	$736	$57	$324			-

Chemical
Prior quarter core income	$128	$136	$133	$140	$160	$139
Sales price	11	24	9	(30)	(92)	2
Sales volume / mix	41	(2)	(6)	4	(26)	16
Operations / manufacturing	(39)	(17)	(1)	56	89	(20)
All others	(5)	(8)	5	(10)	8	(1)
Current quarter core income	$136	$133	$140	$160	$139	$136			-

Midstream and Marketing
Prior quarter core income	$106	$96	$130	$155	$168	$(5)
Marketing	(26)	31	13	11	(73)	59
Gas plants	53	(6)	-	(26)	(14)	1
Pipelines	(51)	17	7	27	(83)	29
Power generation	17	(3)	3	(9)	(3)	-
All others	(3)	(5)	2	10	-	-
Current quarter core income	$96	$130	$155	$168	$(5)	$84			-

Year-over-Year
Oil & Gas
Prior year core income	$1,542	$1,751	$1,973	$1,752	$1,719	$1,703			$3,422
Sales price	136	124	(291)	(1,024)	(1,923)	(1,714)			(3,637)
Sales volume	61	(96)	(50)	104	210	247			457
Operating expenses	6	(40)	(36)	(86)	(51)	6			(45)
DD&A rate	(34)	(49)	(41)	4	102	84			186
Exploration expense	6	19	(1)	(35)	19	28			47
All others	2	(6)	17	21	(19)	(30)			(49)
Current quarter core income	$1,719	$1,703	$1,571	$736	$57	$324			$381

Chemical
Prior year core income	$159	$144	$181	$128	$136	$133			$269
Sales price	(31)	(5)	7	6	(88)	(115)			(203)
Sales volume / mix	43	29	9	21	(44)	(29)			(73)
Operations / manufacturing	(19)	(36)	(65)	13	145	146			291
All others	(16)	1	8	(8)	(10)	1			(9)
Current quarter core income	$136	$133	$140	$160	$139	$136			$275

Midstream and Marketing
Prior year core income	$183	$123	$125	$106	$96	$130			$226
Marketing	(99)	(9)	43	27	(21)	7			(14)
Gas plants	-	9	7	22	(41)	(33)			(74)
Pipelines	6	6	(19)	(7)	(26)	(15)			(41)
Power generation	8	5	3	7	(12)	(11)			(23)
All others	(2)	(4)	(4)	13	(1)	6			5
Current quarter core income	$96	$130	$155	$168	$(5)	$84			$79

Schedule 11